EXHIBIT INDEX


Exhibit No.                                                 Page No.

 3         Articles of Incorporation as amended April 17,   16
           1997

 4.1       Form of Distribution Agreement by and between    Incorporated
           Morgan Stanley & Co., Incorporated, J. P. Morgan by Reference
           Securities, Inc. and Aeroquip-Vickers, Inc.      to Exhibit
           relating to the sale from time to time by        (4)-2(a) to
           Aeroquip-Vickers, Inc. of up to $150,000,000     Form 8-K filed
           aggregate principle amount of medium-term notes  on April 25,
           due nine months or more from date of issue.      1997

 4.2       Form of Fixed Rate Notes                         Incorporated
                                                            by Reference
                                                            to Exhibit
                                                            (4)-1(a) to
                                                            Form 8-K filed
                                                            April 25, 1997

 4.3       Form of Floating Rate Notes                      Incorporated
                                                            by Reference
                                                            to Exhibit
                                                            (4)-1(b) to
                                                            Form 8-K filed
                                                            April 25, 1997

 4.4       First Supplemental Indenture dated as of         Incorporated
           April 17, 1997, between Aeroquip-Vickers, Inc.   by Reference
           (formerly TRINOVA Corporation) and the First     to Exhibit
           National Bank of Chicago (as successor in        (4)-2(b) to
           interest to NBD Bank), as Trustee                Form 8-K filed
                                                            April 25, 1997

 (11)      Statement re:  Computation of Per Share Earnings 32

 (12)      Statement re:  Computation of Ratios             33

 (27)      Financial Data Schedule                          34


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